UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21374

Registrant Name:	PIMCO Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2016

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund

April 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.0%
BANK LOAN OBLIGATIONS 1.7%
iHeartCommunications, Inc.
7.185% due 01/30/2019		$3,100	$2,321
Sequa Corp.
5.250% due 06/19/2017		2,528	1,948

Total Bank Loan Obligations (Cost $5,302)			4,269

CORPORATE BONDS & NOTES 56.7%
BANKING & FINANCE 31.8%
Aircastle Ltd.
5.000% due 04/01/2023		600	612
Altice Financing S.A.
7.500% due 05/15/2026 (b)		1,000	1,004
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (g)	EUR	400	423
Banco do Brasil S.A.
6.250% due 04/15/2024 (g)		$1,700	979
9.000% due 06/18/2024 (g)		2,219	1,603
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,400	421
4.000% due 01/21/2019 ^		3,800	1,142
4.750% due 01/15/2018 ^		1,200	361
Banco Santander S.A.
6.250% due 09/11/2021 (g)		500	499
Barclays Bank PLC
14.000% due 06/15/2019 (g)	GBP	3,700	6,751
BGC Partners, Inc.
5.375% due 12/09/2019		$2,620	2,714
Blackstone CQP Holdco LP
9.625% due 03/19/2019		4,301	4,247
BNP Paribas S.A.
7.375% due 08/19/2025 (g)		3,100	3,065
Cantor Fitzgerald LP
6.500% due 06/17/2022 (j)		3,000	3,112
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,050	4,828
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$1,500	1,429
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (g)		300	317
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	1,700	2,292
7.875% due 01/23/2024 (g)		$800	772
Credit Suisse Group AG
7.500% due 12/11/2023 (g)		3,740	3,727
GSPA Monetization Trust
6.422% due 10/09/2029		2,339	2,648
HSBC Holdings PLC
6.000% due 09/29/2023 (g)	EUR	2,000	2,210
Jefferies Finance LLC
6.875% due 04/15/2022		$3,200	2,816
Lloyds Bank PLC
12.000% due 12/16/2024 (g)		400	529
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)	GBP	3,300	4,801
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	565
Nationwide Building Society
10.250% due 06/29/2049 (g)	GBP	6	1,036
Navient Corp.
5.500% due 01/15/2019 (j)		$4,030	4,005
5.625% due 08/01/2033		100	71
8.450% due 06/15/2018		1,500	1,611
Novo Banco S.A.
5.000% due 04/04/2019	EUR	101	75
5.000% due 04/23/2019		311	231
5.000% due 05/14/2019		206	153
5.000% due 05/21/2019		115	86
5.000% due 05/23/2019		115	86
OneMain Financial Holdings LLC
7.250% due 12/15/2021		$1,113	1,163
Rio Oil Finance Trust
9.250% due 07/06/2024		8,118	5,612

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		1,400	1,309
8.000% due 08/10/2025 (g)		2,400	2,306
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (g)	GBP	1,500	2,092
Springleaf Finance Corp.
6.900% due 12/15/2017		$200	209
8.250% due 12/15/2020		300	311
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,157	2,797
6.052% due 10/13/2039		1,272	1,814
TIG FinCo PLC
8.500% due 03/02/2020		111	166
8.750% due 04/02/2020		2,432	2,897
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$300	316

			82,213

INDUSTRIALS 15.9%
Ardagh Packaging Finance PLC
6.750% due 05/15/2024 (b)	EUR	500	573
7.250% due 05/15/2024 (b)		$600	600
BMC Software Finance, Inc.
8.125% due 07/15/2021		866	645
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(j)		2,204	1,631
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		600	544
9.000% due 02/15/2020 ^		3,855	3,498
11.250% due 06/01/2017 ^		1,989	1,800
Chesapeake Energy Corp.
3.878% due 04/15/2019		230	149
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		889	968
Forbes Energy Services Ltd.
9.000% due 06/15/2019		612	285
Ford Motor Co.
7.700% due 05/15/2097 (j)		9,030	10,919
Harvest Operations Corp.
6.875% due 10/01/2017		2,364	2,030
iHeartCommunications, Inc.
9.000% due 09/15/2022		600	424
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,279	1,115
8.125% due 06/01/2023		524	174
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,430	3,138
Numericable SFR S.A.
7.375% due 05/01/2026		400	406
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (b)		2,000	2,085
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,070
Scientific Games International, Inc.
10.000% due 12/01/2022		$1,600	1,330
Sequa Corp.
7.000% due 12/15/2017		3,804	571
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		1,000	980
Tembec Industries, Inc.
9.000% due 12/15/2019		1,000	725
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,991	2,845
6.542% due 03/30/2021		647	967
Westmoreland Coal Co.
8.750% due 01/01/2022		$3,026	1,816

			41,288

UTILITIES 9.0%
CenturyLink, Inc.
7.500% due 04/01/2024		420	422
Frontier Communications Corp.
10.500% due 09/15/2022		340	352
11.000% due 09/15/2025		340	345
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		7,400	7,594
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	212
Illinois Power Generating Co.
6.300% due 04/01/2020		1,420	614
7.000% due 04/15/2018		2,600	1,170
7.950% due 06/01/2032		300	130
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,603

Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		236	51
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		1,354	187
6.750% due 10/01/2023		1,979	277
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	230	245
3.522% due 03/17/2020		$130	107
4.875% due 03/17/2020		210	187
5.750% due 01/20/2020		70	64
6.625% due 01/16/2034	GBP	100	103
6.750% due 01/27/2041		$1,200	945
7.875% due 03/15/2019		2,600	2,597

			23,205

Total Corporate Bonds & Notes (Cost $164,058)			146,706

MUNICIPAL BONDS & NOTES 5.6%
CALIFORNIA 1.0%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	666
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		1,600	1,816

			2,482

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		6,000	6,025

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		395	324

WEST VIRGINIA 2.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,130	5,671

Total Municipal Bonds & Notes (Cost $13,921)			14,502

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.500% due 12/25/2032 (a)		876	124
4.000% due 11/25/2042 (a)		3,124	541
5.739% due 10/25/2028		300	310
13.698% due 12/25/2040		132	209
Freddie Mac
6.136% due 11/25/2055		4,178	2,168
7.989% due 12/25/2027		1,500	1,445
9.132% due 11/15/2040		331	374
11.189% due 03/25/2025		298	312

Total U.S. Government Agencies (Cost $5,679)			5,483

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Floating Rate Notes
0.522% due 01/31/2018 (m)		1,165	1,168

Total U.S. Treasury Obligations (Cost $1,166)			1,168

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.2%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		69	58
Banc of America Funding Trust
6.000% due 08/25/2036 ^		2,175	2,124
BCAP LLC Trust
2.873% due 03/27/2036		1,052	538
5.233% due 03/26/2037		668	192
26.897% due 06/26/2036		104	29
Bear Stearns ALT-A Trust
0.759% due 06/25/2046 ^		2,953	2,065
2.742% due 11/25/2036 ^		303	208
2.894% due 09/25/2047 ^		3,945	2,516
2.969% due 09/25/2035 ^		491	399
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		803	762
Chase Mortgage Finance Trust
2.672% due 12/25/2035 ^		7	7
6.000% due 02/25/2037 ^		700	578
6.000% due 07/25/2037 ^		449	371
6.250% due 10/25/2036 ^		1,410	1,201

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		94	94
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,904	1,640
6.000% due 08/25/2037 ^		797	670
Countrywide Alternative Loan Trust
0.789% due 05/25/2037 ^		286	169
2.915% due 04/25/2036 ^		859	659
5.500% due 03/25/2035		237	189
5.500% due 12/25/2035 ^		2,550	2,228
5.500% due 03/25/2036 ^		110	90
5.750% due 01/25/2035		283	286
6.000% due 02/25/2035		263	270
6.000% due 08/25/2036 ^		353	324
6.000% due 04/25/2037 ^		870	667
6.250% due 11/25/2036 ^		577	538
6.250% due 12/25/2036 ^		1,232	975
6.500% due 08/25/2036 ^		347	256
Countrywide Home Loan Mortgage Pass-Through Trust
2.763% due 02/20/2035		46	46
5.500% due 10/25/2035 ^		577	539
5.750% due 03/25/2037 ^		429	390
6.250% due 09/25/2036 ^		484	440
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^		280	241
6.750% due 08/25/2036 ^		1,033	814
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
1.739% due 06/25/2034		2,030	1,502
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	1,453	1,499
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		$87	83
6.000% due 02/25/2036 ^		3,576	2,970
HarborView Mortgage Loan Trust
1.156% due 01/19/2035		281	250
2.686% due 07/19/2035		46	40
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,921	1,162
JPMorgan Alternative Loan Trust
2.647% due 03/25/2037 ^		1,337	1,014
2.888% due 03/25/2036 ^		1,481	1,154
JPMorgan Mortgage Trust
2.660% due 01/25/2037 ^		451	402
2.769% due 02/25/2036 ^		405	356
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		810	633
5.562% due 02/15/2040		810	612
Lehman XS Trust
0.659% due 06/25/2047		1,609	1,128
Merrill Lynch Mortgage Investors Trust
2.793% due 03/25/2036 ^		1,310	870
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036		2,932	1,429
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		750	581
6.000% due 07/25/2037 ^		903	630
6.250% due 09/25/2037 ^		1,527	1,060
Residential Funding Mortgage Securities, Inc. Trust
3.855% due 08/25/2036 ^		1,445	1,274
6.000% due 09/25/2036 ^		181	165
6.000% due 06/25/2037 ^		2,357	2,070
Structured Adjustable Rate Mortgage Loan Trust
2.694% due 11/25/2036 ^		1,359	1,029
2.706% due 01/25/2036 ^		1,099	829
4.081% due 07/25/2036 ^		497	403
4.508% due 03/25/2037 ^		474	332
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 02/25/2037 ^		247	216
3.026% due 04/25/2037 ^		1,523	1,295
WaMu Mortgage Pass-Through Certificates Trust
2.164% due 12/25/2046		400	364
2.448% due 09/25/2036 ^		178	161
4.209% due 02/25/2037 ^		450	409
6.003% due 10/25/2036 ^		645	506
Wells Fargo Mortgage-Backed Securities Trust
2.910% due 07/25/2036 ^		262	247
5.750% due 03/25/2037 ^		256	250
6.000% due 06/25/2037 ^		147	146

Total Non-Agency Mortgage-Backed Securities (Cost $47,281)			49,644

ASSET-BACKED SECURITIES 29.3%
Argent Securities Trust
0.629% due 03/25/2036		8,368	4,239
Asset-Backed Funding Certificates Trust
0.589% due 10/25/2036		7,306	6,254

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		250	192
CIFC Funding Ltd.
0.000% due 05/24/2026		1,200	776
0.000% due 07/22/2026 (e)		1,000	515
Citigroup Mortgage Loan Trust, Inc.
0.589% due 12/25/2036		4,687	2,675
Countrywide Asset-Backed Certificates
0.579% due 06/25/2047 ^		1,071	879
0.639% due 06/25/2047		6,369	4,759
0.639% due 09/25/2047		2,884	2,379
0.699% due 09/25/2046 ^		2,924	1,929
0.999% due 12/25/2035		5,550	5,300
Countrywide Asset-Backed Certificates Trust
5.048% due 08/25/2035		3,000	2,960
GSAMP Trust
0.699% due 02/25/2046		4,961	3,729
1.414% due 03/25/2035 ^		8,093	5,227
JPMorgan Mortgage Acquisition Corp.
0.729% due 01/25/2036		421	361
JPMorgan Mortgage Acquisition Trust
0.759% due 04/25/2036		6,000	4,120
Lehman XS Trust
6.290% due 06/24/2046		2,815	2,317
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		168	169
Merrill Lynch Mortgage Investors Trust
0.599% due 04/25/2037		300	161
Mid-State Trust
6.340% due 10/15/2036		627	670
Morgan Stanley ABS Capital, Inc. Trust
1.429% due 06/25/2035		500	460
Morgan Stanley Capital, Inc. Trust
0.729% due 01/25/2036		3,949	3,552
Morgan Stanley Mortgage Loan Trust
0.559% due 04/25/2037		2,349	1,117
6.250% due 07/25/2047 ^		446	307
Residential Asset Mortgage Products Trust
0.719% due 09/25/2036		400	348
Residential Asset Securities Corp. Trust
0.909% due 09/25/2035		13,627	11,014
Securitized Asset-Backed Receivables LLC Trust
0.579% due 05/25/2036		6,301	3,557
South Coast Funding Ltd.
1.221% due 08/10/2038		6,246	1,312
Taberna Preferred Funding Ltd.
1.001% due 08/05/2036		265	185
1.001% due 08/05/2036 ^		4,964	3,474
Trainer Wortham First Republic CBO Ltd.
1.820% due 11/06/2038		835	816

Total Asset-Backed Securities (Cost $74,858)			75,753

SOVEREIGN ISSUES 1.6%
Argentine Republic Government International Bond
6.875% due 04/22/2021		150	155
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,700	2,001
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	201,000	1,686
4.750% due 04/17/2019	EUR	300	307

Total Sovereign Issues (Cost $3,886)			4,149

	SHARES
COMMON STOCKS 0.0%
FINANCIALS 0.0%
TIG FinCo PLC (h)		91,836	64

Total Common Stocks (Cost $136)			64

PREFERRED SECURITIES 4.2%
BANKING & FINANCE 4.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)		4,550	5,602
GMAC Capital Trust
6.402% due 02/15/2040		207,100	5,192

Total Preferred Securities (Cost $10,625)			10,794

SHORT-TERM INSTRUMENTS 2.1%
REPURCHASE AGREEMENTS (i) 0.8%		2,156

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.8%
Federal Home Loan Bank (e)(f)
0.245% due 05/25/2016	$200	200
0.250% due 05/20/2016	1,800	1,800

		2,000

U.S. TREASURY BILLS 0.5%
0.190% due 05/12/2016 - 07/21/2016 (d)(e)(m)	1,174	1,174

Total Short-Term Instruments (Cost $5,329)		5,330

Total Investments in Securities (Cost $332,241)		317,862

Total Investments 123.0% (Cost $332,241)		$317,862
Financial Derivative Instruments (k)(l) (1.1%) (Cost or Premiums, net $(801))		(2,776)
Preferred Shares (19.8%)		(51,275)
Other Assets and Liabilities, net (2.1%)		(5,291)

Net Assets Applicable to Common Shareholders 100.0%		$258,520

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind bond security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon bond.

(f)	Coupon represents a yield to maturity.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$136	$64	0.02%

Borrowings and Other Financing Transactions

(i)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.420%	04/29/2016	05/02/2016	$700	U.S. Treasury Notes 1.750% due 12/31/2020	$(715)	$700	$700
SSB	0.010	04/29/2016	05/02/2016	1,456	U.S. Treasury Notes 1.625% due 06/30/2019	(1,487)	1,456	1,456

Total Repurchase Agreements						$(2,202)	$2,156	$2,156

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(344)	$(344)
RDR	(1.000)	01/22/2016	TBD	(2)	(730)	(728)
	1.010	02/18/2016	05/04/2016		(2,993)	(2,999)
	1.050	05/04/2016	08/04/2016		(3,021)	(3,021)
	1.550	05/02/2016	11/02/2016		(3,616)	(3,616)
UBS	0.900	04/11/2016	07/11/2016		(2,636)	(2,637)

Total Reverse Repurchase Agreements						$(13,345)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended April 30, 2016 was $(14,135) at a weighted average interest rate of 0.699%.

(j)	Securities with an aggregate market value of $11,496 have been pledged as collateral under the terms of master agreements as of April 30, 2016.

(k)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$4,455	$246	$(97)	$0	$(6)
CDX.HY-25 5-Year Index	5.000	12/20/2020	2,900	100	113	0	(5)

				$346	$16	$0	$(11)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		$70,420	$7,316	$3,079	$64	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		15,300	723	0	13	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		83,100	24,774	27,485	391	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		128,300	(7,813)	(14,310)	0	(605)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		2,400	(164)	(265)	0	(10)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	6,200	133	40	13	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		3,900	237	140	24	0

						$25,206	$16,169	$505	$(615)

Total Swap Agreements						$25,552	$16,185	$505	$(626)

Cash of $3,427 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2016.

(l)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2016		$35,555	GBP	24,386	$77	$0
	06/2016	EUR	26		$36	6	0
	06/2016	GBP	24,386		35,557	0	(77)
	06/2016		$1	EUR	1	0	0
BRC	06/2016	EUR	5		$7	1	0
CBK	05/2016	AUD	33		25	0	0
	05/2016	GBP	1,042		1,493	0	(30)
	05/2016		$1,895	EUR	1,667	14	0
	05/2016		1,652	JPY	183,312	70	0
	06/2016	JPY	183,312		$1,654	0	(70)
DUB	05/2016	GBP	71		102	0	(2)
	06/2016	EUR	3		4	1	0
GLM	05/2016	BRL	2,084		580	0	(26)
	05/2016	EUR	759		858	0	(11)
	05/2016	GBP	23,016		32,866	0	(764)
	05/2016		$604	BRL	2,084	2	0
HUS	05/2016	BRL	1,761		$510	0	(2)
	05/2016	JPY	183,312		1,630	0	(93)
	05/2016		$485	BRL	1,761	27	0
IND	05/2016		10,044	EUR	8,868	110	0
	06/2016	EUR	8,868		$10,052	0	(110)
JPM	05/2016	AUD	255		180	0	(13)
	05/2016	EUR	1,332		1,509	0	(16)
	05/2016	GBP	204		296	0	(2)
	05/2016		$630	EUR	554	5	0
MSB	05/2016	GBP	53		$76	0	(1)
	06/2016	EUR	7		10	2	0
	06/2016	GBP	71		104	0	0
NAB	06/2016	EUR	15		21	3	0
SCX	05/2016		1,776		2,020	0	(14)
	05/2016		$232	EUR	206	4	0
UAG	05/2016	EUR	7,623		$8,544	0	(185)

Total Forward Foreign Currency Contracts						$322	$(1,416)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	7.584%	$500	$(98)	$(86)	$0	$(184)
GST	Petrobras Global Finance BV	1.000	12/20/2024	7.584	700	(139)	(118)	0	(257)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	7.138	200	(16)	(22)	0	(38)
	Petrobras Global Finance BV	1.000	09/20/2020	7.470	20	(3)	(2)	0	(5)
	Petrobras Global Finance BV	1.000	12/20/2024	7.584	800	(166)	(128)	0	(294)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	7.138	4,100	(379)	(404)	0	(783)

						$(801)	$(760)	$0	$(1,561)

Total Swap Agreements						$(801)	$(760)	$0	$(1,561)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(m)	Securities with an aggregate market value of $2,342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,269	$0	$4,269
Corporate Bonds & Notes
Banking & Finance	0	79,565	2,648	82,213
Industrials	1,173	40,115	0	41,288
Utilities	0	23,205	0	23,205
Municipal Bonds & Notes
California	0	2,482	0	2,482
Illinois	0	6,025	0	6,025
Virginia	0	324	0	324
West Virginia	0	5,671	0	5,671
U.S. Government Agencies	0	3,315	2,168	5,483
U.S. Treasury Obligations	0	1,168	0	1,168
Non-Agency Mortgage-Backed Securities	0	49,644	0	49,644
Asset-Backed Securities	0	75,753	0	75,753
Sovereign Issues	0	4,149	0	4,149
Common Stocks
Financials	0	0	64	64
Preferred Securities
Banking & Finance	5,192	5,602	0	10,794
Short-Term Instruments
Repurchase Agreements	0	2,156	0	2,156
Short-Term Notes	0	2,000	0	2,000
U.S. Treasury Bills	0	1,174	0	1,174

Total Investments	$6,365	$306,617	$4,880	$317,862

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	505	0	505
Over the counter	0	322	0	322
	$0	$827	$0	$827

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(626)	0	(626)
Over the counter	0	(2,977)	0	(2,977)

	$0	$(3,603)	$0	$(3,603)

Totals	$6,365	$303,841	$4,880	$315,086

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,665	$0	$(48)	$1	$1	$29	$0	$0	$2,648	$36
U.S. Government Agencies	0	2,479	(22)	17	9	(315)	0	0	2,168	(315)
Common Stocks
Financials	96	0	0	0	0	(32)	0	0	64	(32)

Totals	$2,761	$2,479	$(70)	$18	$10	$(318)	$0	$0	$4,880	$(311)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,648	Proxy Pricing	Base Price	112.38
U.S. Government Agencies	2,168	Proxy Pricing	Base Price	51.90
Common Stocks
Financials	64	Other Valuation Techniques (2)	—	—

Total	$4,880

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$ 332,248	$10,123	$(24,509)	$(14,386)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CBO	Collateralized Bond Obligation

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016